Exhibit 99.1

Contact:	Dennis Story	Will Haraway
	Chief Financial Officer	Senior Manager, Media Relations
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7466
	dstory@manh.com	wharaway@manh.com
Manhattan Associates Reports Record Third Quarter Revenue and Earnings
Company raises full-year EPS guidance
ATLANTA — October 18, 2011 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record third quarter 2011 non-GAAP adjusted diluted earnings per share of $0.67 compared to $0.38 in the third quarter of 2010, on license revenue of $13.6 million and record third quarter total revenue of $85.6 million. GAAP diluted earnings per share were a record $0.70 compared to $0.28 per share in the prior year third quarter.
Manhattan Associates President and CEO Pete Sinisgalli commented, “We posted another strong quarter in Q3. More importantly, our competitive position continues to strengthen and our outlook for the balance of this year and the future is quite positive.”
THIRD QUARTER 2011 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.67 in the third quarter of 2011, compared to $0.38 in the third quarter of 2010.

•	The Company reported GAAP diluted earnings per share of $0.70 in the third quarter of 2011, compared to $0.28 in the third quarter of 2010. Results for the quarter ended September 30, 2011 include a positive impact of $0.12 per share for the recovery of an auction rate security investment which had been impaired in a prior period.

•	Consolidated revenue in the third quarter of 2011 was $85.6 million, compared to $74.0 million in the third quarter of 2010. License revenue was $13.6 million in the third quarter of 2011, compared to $12.1 million in the third quarter of 2010.

•	Adjusted operating income, a non-GAAP measure, was $19.7 million in the third quarter of 2011, compared to $12.8 million in the third quarter of 2010.

•	GAAP operating income in the third quarter of 2011 was $19.4 million, which includes a $2.5 million recovery of an auction rate security investment referred to above, compared to $9.6 million in the third quarter of 2010.

•	Cash flow from operations was $16.9 million in the third quarter of 2011, compared to $11.5 million in the third quarter of 2010. Days Sales Outstanding were 61 days at September 30, 2011, compared to 55 days at June 30, 2011.

•	Cash and investments on-hand at September 30, 2011 was $101.7 million, compared to $126.9 million at December 31, 2010.

•	The Company repurchased approximately 0.8 million common shares under the share repurchase program authorized by the Board of Directors, totaling $29.4 million at an average share price of $34.79, in the third quarter of 2011. In October 2011, the Board of Directors approved raising the Company’s remaining share repurchase authority to an aggregate $50.0 million of Manhattan Associates outstanding common stock.
NINE MONTH 2011 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.72 for the nine months ended September 30, 2011, compared to $1.20 for the nine months ended September 30, 2010.

•	GAAP diluted earnings per share for the nine months ended September 30, 2011 was a record $1.59, compared to $0.96 for the nine months ended September 30, 2010. Results for the nine months ended September 30, 2011 include a positive impact of $0.12 per share for the recovery of an auction rate security investment which had been impaired in a prior period. The prior year’s results include $0.04 per share of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes.

•	Consolidated revenue for the nine months ended September 30, 2011 was $245.7 million, compared to $225.6 million for the nine months ended September 30, 2010. License revenue was $37.7 million for the nine months ended September 30, 2011, compared to $41.8 million in the nine months ended September 30, 2010.

•	Adjusted operating income, a non-GAAP measure, was $51.1 million for the nine months ended September 30, 2011, compared to $41.5 million for the nine months ended September 30, 2010.

•	GAAP operating income was $45.2 million for the nine months ended September 30, 2011, compared to $33.1 million for the nine months ended September 30, 2010. Results for the nine months ended September 30, 2011 include a $2.5 million recovery of an auction rate security investment referred to above. The prior year’s results include $1.2 million of recoveries of previously expensed sales tax associated with expiring sales tax audit statutes.

•	Adjusted and GAAP income tax expense for the nine months ended September 30, 2011 include a $2.0 million tax benefit resulting from the release of a valuation allowance associated with a change in India tax law. The change eliminates the tax holiday for India companies under the STPI “Software Technology Park of India” tax plan.

•	For the nine months ended September 30, 2011, the Company repurchased approximately 2.8 million common shares under the share repurchase program authorized by the Board of Directors at an average share price of $33.93, for a total investment of $93.3 million.
SALES ACHIEVEMENTS:
•	Closing three contracts of $1.0 million or more in recognized license revenue during the quarter.

•	Completing software license wins with new customers such as: Abercrombie & Fitch Management Co., AvtoZapchast Kamaz Ltd, El Corte Ingles, Jumei, Liquidity Services, Inc., Niagara Bottling LLC, Western Express, Inc., Winn-Dixie Stores, Inc. and Zhejiang Semir Garment Co., Ltd.

•	Expanding partnerships with existing customers such as: BUT International SAS, CEVA Logistics U.S., Inc., Complete Entertainment Services Ltd, Dubois Chemicals, Inc., Fantastic Holdings Limited, F&T Apparel LLC, Harlequin Sales Corporation, IFC Warehousing and Distribution Pty Ltd, InterDesign, Inc., LeSaint Logistics, Performance Team Freight Systems, Precision Planting Incorporated, PSP Distribution LLC, Restoration Hardware, Simplehuman, Southern Wine & Spirits of America, Inc., Speed Global Services and United Natural Foods, Inc.

2011 GUIDANCE
Manhattan Associates provided the following revenue and diluted earnings per share guidance for the full year 2011. A full reconciliation of GAAP to non-GAAP diluted earnings per share is included in the supplemental attachments to this release.

	Guidance Range — 2011 Full year
($’s in millions, except EPS)	$ Range		% Growth range

Total revenue — current guidance	$325	$335	10%	13%
Total revenue — previous guidance	$325	$335	10%	13%

Diluted earnings per share (EPS):
Adjusted EPS(1) — current guidance	$2.23	$2.27	41%	44%
GAAP EPS — current guidance	$2.03	$2.07	62%	66%

Adjusted EPS(1) — previous guidance	$1.97	$2.02	25%	28%
GAAP EPS — previous guidance	$1.65	$1.70	32%	36%

(1)	Adjusted EPS is Non-GAAP
Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. These statements are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. These statements do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of this release.
Manhattan Associates will make its earnings release and published expectations available on its Web site (www.manh.com). Beginning December 16, 2011, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2011 Guidance section as still being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until the date when Manhattan Associates’ next quarterly earnings release is published, currently scheduled for the week of January 30 to February 3, 2012.

CONFERENCE CALL
The Company’s conference call regarding its third quarter 2011 financial results will be held at 4:30 p.m. Eastern Time on Tuesday, October 18, 2011. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 10174711, or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ fourth quarter 2011 earnings release.
GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended September 30, 2011.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share exclude the impact of acquisition-related costs and the amortization thereof; the recapture of previously recognized sales tax expense; equity-based compensation; and asset impairment charges and related reversals — all net of income tax effects and unusual tax adjustments. In addition, the Company’s forward-looking non-GAAP adjusted earnings per share included with its 2011 Guidance excludes all equity-based compensation expense. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 21-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The company’s supply chain innovations include: Manhattan SCOPE® a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft. NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.
This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release includes the information set forth under “2011 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(unaudited)
Revenue:
Software license	$13,565	$12,092	$37,674	$41,784
Services	63,594	53,486	183,446	161,727
Hardware and other	8,443	8,436	24,594	22,093

Total revenue	85,602	74,014	245,714	225,604
Costs and expenses:
Cost of license	1,196	1,471	4,259	4,631
Cost of services	28,054	24,661	80,474	73,631
Cost of hardware and other	6,695	7,092	19,452	18,366
Research and development	10,877	9,866	31,936	30,640
Sales and marketing	10,865	10,329	33,774	32,870
General and administrative	9,342	8,721	27,256	25,359
Depreciation and amortization	1,698	2,262	5,922	6,995
Recovery of previously impaired investment	(2,519)	—	(2,519)	—

Total costs and expenses	66,208	64,402	200,554	192,492

Operating income	19,394	9,612	45,160	33,112
Other income (loss), net	862	(188)	1,214	(382)

Income before income taxes	20,256	9,424	46,374	32,730
Income tax provision	5,379	3,192	11,992	11,114

Net income	$14,877	$6,232	$34,382	$21,616

Basic earnings per share	$0.74	$0.29	$1.67	$1.00
Diluted earnings per share	$0.70	$0.28	$1.59	$0.96

Weighted average number of shares:
Basic	20,156	21,248	20,623	21,638
Diluted	21,125	22,051	21,656	22,456

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Operating income	$19,394	$9,612	$45,160	$33,112
Equity-based compensation (a)	2,503	2,620	7,317	7,707
Purchase amortization (b)	293	571	1,170	1,848
Recovery of previously impaired investment (c)	(2,519)	—	(2,519)	—
Sales tax recoveries (d)	—	—	—	(1,212)

Adjusted operating income (Non-GAAP)	$19,671	$12,803	$51,128	$41,455

Income tax provision	$5,379	$3,192	$11,992	$11,114
Equity-based compensation (a)	838	904	2,451	2,659
Purchase amortization (b)	98	197	392	638
Sales tax recoveries (d)	—	—	—	(418)
Unusual tax adjustments (e)	115	11	227	129

Adjusted income tax provision (Non-GAAP)	$6,430	$4,304	$15,062	$14,122

Net income	$14,877	$6,232	$34,382	$21,616
Equity-based compensation (a)	1,665	1,716	4,866	5,048
Purchase amortization (b)	195	374	778	1,210
Recovery of previously impaired investment (c)	(2,519)	—	(2,519)	—
Sales tax recoveries (d)	—	—	—	(794)
Unusual tax adjustments (e)	(115)	(11)	(227)	(129)

Adjusted net income (Non-GAAP)	$14,103	$8,311	$37,280	$26,951

Diluted EPS	$0.70	$0.28	$1.59	$0.96
Equity-based compensation (a)	0.08	0.08	0.22	0.22
Purchase amortization (b)	0.01	0.02	0.04	0.05
Recovery of previously impaired investment (c)	(0.12)	—	(0.12)	—
Sales tax recoveries (d)	—	—	—	(0.04)
Unusual tax adjustments (e)	(0.01)	—	(0.01)	(0.01)

Adjusted diluted EPS (Non-GAAP)	$0.67	$0.38	$1.72	$1.20

Fully diluted shares	21,125	22,051	21,656	22,456

(a)	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. The equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2011 and 2010:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Cost of services	$374	$364	1,077	$1,070
Research and development	415	399	1,173	1,177
Sales and marketing	585	724	1,733	2,156
General and administrative	1,129	1,133	3,334	3,304

Total equity-based compensation	$2,503	$2,620	7,317	$7,707

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. However, during the quarter ended September 30, 2011, we were able to sell the auction rate security and recovered over 70%, or $2.5 million, of our original investment. We previously excluded the asset impairment charge recorded in 2008 to writedown the value of the auction rate security because we typically invest our treasury funds in cash, cash equivalents or other liquid investments, not illiquid, risky securities. We believed the write-down in value of the auction rate security was due to unusual changes in the characteristics of the auction rate security since our initial investment in it, including failed auctions and default risk for a municipal obligor. Consistent with our prior exclusion of the charge, we have excluded the current period’s reversal of the charge from adjusted non-GAAP results because it is not indicative of ongoing operating performance.

(d)	Adjustment represents recoveries of previously recorded state sales tax resulting primarily from the expiration of the sales tax audit statutes in certain states. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense resulting from the expiration of the statutes or the collection of tax from our customers would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded these recoveries from adjusted non-GAAP results.

(e)	Adjustments represent tax benefit from disqualifying dispositions of incentive stock options that were previously expensed. As discussed above, we excluded equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry. Therefore, we also excluded the related tax benefit generated upon their disposition.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30,	December 31,
	2011	2010
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$94,153	$120,744
Short term investments	6,650	4,414
Accounts receivable, net of allowance of $4,424 and $5,711 in 2011 and 2010, respectively	56,745	47,419
Deferred income taxes	7,855	7,214
Income taxes receivable	—	2,446
Prepaid expenses and other current assets	8,062	6,743

Total current assets	173,465	188,980

Property and equipment, net	13,508	14,833
Long-term investments	908	1,711
Goodwill, net	62,270	62,265
Acquisition-related intangible assets, net	15	1,186
Deferred income taxes	9,800	8,816
Other assets	2,765	2,673

Total assets	$262,731	$280,464

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$8,296	$7,745
Accrued compensation and benefits	16,037	19,807
Accrued and other liabilities	14,181	13,856
Deferred revenue	49,393	44,974
Income tax payable	4,554	—

Total current liabilities	92,461	86,382

Other non-current liabilities	8,971	10,282

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2011 or 2010	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 20,433,676 and 21,729,789
shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	204	217
Additional paid-in capital	—	487
Retained earnings	164,392	184,152
Accumulated other comprehensive loss	(3,297)	(1,056)

Total shareholders’ equity	161,299	183,800

Total liabilities and shareholders’ equity	$262,731	$280,464

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2011	2010
	(unaudited)
Operating activities:
Net income	$34,382	$21,616
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,922	6,995
Recovery of previously impaired investment	(2,519)	—
Stock compensation	7,317	7,707
Loss (gain) on disposal of equipment	22	(2)
Tax benefit of stock awards exercised/vested	3,345	1,277
Excess tax benefits from stock based compensation	(1,416)	(354)
Deferred income taxes	(1,821)	(529)
Unrealized foreign currency (gain) loss	(513)	343
Changes in operating assets and liabilities:
Accounts receivable, net	(9,370)	(10,624)
Other assets	(1,546)	(2,236)
Accounts payable, accrued and other liabilities	(3,325)	8,619
Income taxes	6,250	(748)
Deferred revenue	4,267	3,297

Net cash provided by operating activities	40,995	35,361

Investing activities:
Purchase of property and equipment	(3,672)	(4,331)
Net maturities (purchases) of investments	465	(8,439)

Net cash used in investing activities	(3,207)	(12,770)

Financing activities:
Purchase of common stock	(95,569)	(56,562)
Proceeds from stock options exercised	30,265	18,381
Excess tax benefits from stock based compensation	1,416	354

Net cash used in financing activities	(63,888)	(37,827)

Foreign currency impact on cash	(491)	346

Net change in cash and cash equivalents	(26,591)	(14,890)
Cash and cash equivalents at beginning of period	120,744	120,217

Cash and cash equivalents at end of period	$94,153	$105,327

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted earnings (loss) per share by quarter are as follows:

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.32	$0.36	$0.28	$0.29	$1.25	$0.32	$0.57	$0.70	$1.59
Adjustments to GAAP:
Equity-based compensation	0.08	0.07	0.08	0.08	0.30	0.07	0.07	0.08	0.22
Purchase amortization	0.02	0.02	0.02	0.01	0.07	0.01	0.01	0.01	0.04
Recovery of previously impaired investment	—	—	—	—	—	—	—	(0.12)	(0.12)
Sales tax recoveries	(0.01)	(0.02)	—	—	(0.04)	—	—	—	—
Unusual tax adjustments	—	(0.01)	—	—	(0.01)	—	—	(0.01)	(0.01)

Adjusted Diluted EPS	$0.40	$0.42	$0.38	$0.38	$1.58	$0.41	$0.65	$0.67	$1.72

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$61,889	$64,875	$62,555	$59,631	$248,950	$60,185	$72,634	$70,663	$203,482
EMEA	7,989	8,587	8,266	7,324	32,166	8,336	11,075	10,041	29,452
APAC	4,071	4,179	3,193	4,558	16,001	3,189	4,693	4,898	12,780

	$73,949	$77,641	$74,014	$71,513	$297,117	$71,710	$88,402	$85,602	$245,714

GAAP Operating Income (Loss):
Americas	$10,333	$9,836	$8,121	$7,578	$35,868	$7,087	$15,749	$17,183	$40,019
EMEA	418	1,530	1,214	523	3,685	909	1,963	1,334	4,206
APAC	732	651	277	714	2,374	(443)	501	877	935

	$11,483	$12,017	$9,612	$8,815	$41,927	$7,553	$18,213	$19,394	$45,160

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,585	$2,502	$2,620	$2,713	$10,420	$2,409	$2,405	$2,503	$7,317
Purchase amortization	638	639	571	439	2,287	439	438	293	1,170
Recovery of previously impaired investment	—	—	—	—	—	—	—	(2,519)	(2,519)
Sales tax recoveries	(420)	(792)	—	—	(1,212)	—	—	—	—

	$2,803	$2,349	$3,191	$3,152	$11,495	$2,848	$2,843	$277	$5,968

Adjusted non-GAAP Operating Income (Loss):
Americas	$13,136	$12,185	$11,312	$10,730	$47,363	$9,935	$18,592	$17,460	$45,987
EMEA	418	1,530	1,214	523	3,685	909	1,963	1,334	4,206
APAC	732	651	277	714	2,374	(443)	501	877	935

	$14,286	$14,366	$12,803	$11,967	$53,422	$10,401	$21,056	$19,671	$51,128

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$33,960	$34,349	$33,349	$30,213	$131,871	$35,184	$42,150	$41,403	$118,737
Customer support and software enhancements	19,501	20,431	20,137	21,810	81,879	20,894	21,624	22,191	64,709

Total services revenue	$53,461	$54,780	$53,486	$52,023	$213,750	$56,078	$63,774	$63,594	$183,446

4.	Hardware and other revenue includes the following items (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Hardware revenue	$4,518	$5,053	$5,763	$4,612	$19,946	$5,504	$5,540	$5,597	$16,641
Billed travel	1,763	2,323	2,673	2,212	8,971	2,366	2,741	2,846	7,953

Total hardware and other revenue	$6,281	$7,376	$8,436	$6,824	$28,917	$7,870	$8,281	$8,443	$24,594

5.	Impact of Currency Fluctuation
The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Revenue	$1,053	$(72)	$(548)	$(217)	$216	$282	$1,743	$1,140	$3,165
Costs and expenses	1,346	235	(262)	(26)	1,293	386	1,513	1,038	2,937

Operating income	(293)	(307)	(286)	(191)	(1,077)	(104)	230	102	228
Foreign currency gains (losses) in other income	(415)	187	(436)	—	(664)	(207)	77	575	445

	$(708)	$(120)	$(722)	$(191)	$(1,741)	$(311)	$307	$677	$673

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Operating income	$(395)	$(340)	$(180)	$(181)	$(1,096)	$(53)	$(82)	$(76)	$(211)
Foreign currency gains (losses) in other income	(289)	246	(302)	64	(281)	(112)	53	653	594

Total impact of changes in the Indian Rupee	$(684)	$(94)	$(482)	$(117)	$(1,377)	$(165)	$(29)	$577	$383

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
6.	Other (expense) income includes the following components (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Interest income	$80	$109	$252	$195	$636	$225	$269	$298	$792
Foreign currency (losses) gains	(415)	187	(436)	—	(664)	(207)	77	575	445
Other non-operating (expense) income	(163)	8	(4)	44	(115)	—	(12)	(11)	(23)

Total other (expense) income	$(498)	$304	$(188)	$239	$(143)	$18	$334	$862	$1,214

7.	Effective Tax Rate Reconciliation for GAAP and Adjusted Results (in thousands except tax rate and per share data):

	Three Months Ended September 30, 2011					Nine Months Ended September 30, 2011
	Income					Income
	before income	Income tax			Effective Tax	before income	Income tax			Effective Tax
	taxes	provision	Net income	Diluted EPS	Rate	taxes	provision	Net income	Diluted EPS	Rate

GAAP results before investment recovery and tax adjustments	$17,737	$5,942	$11,795	$0.56	33.5%	$43,855	$14,691	$29,164	$1.35	33.5%
Recovery of previously impaired investment (a)	2,519	—	2,519	0.12		2,519	—	2,519	0.12
Provision to return adjustments (b)	—	272	(272)	(0.01)		—	272	(272)	(0.01)
Income tax reserve adjustments (c)	—	(720)	720	0.03		—	(720)	720	0.03
Release of India valuation allowance (d)	—	—	—	—		—	(2,025)	2,025	0.09
Disqualifying dispositions of incentive stock options (e)	—	(115)	115	0.01		—	(226)	226	0.01

GAAP results- reported	$20,256	$5,379	$14,877	$0.70	26.6%	$46,374	$11,992	$34,382	$1.59	25.9%

Adjusted results before tax adjustments	$20,533	$6,878	$13,655	$0.65	33.5%	$52,342	$17,535	$34,807	$1.61	33.5%
Provision to return adjustments (b)	—	272	(272)	(0.01)		—	272	(272)	(0.01)
Income tax reserve adjustments (c)	—	(720)	720	0.03		—	(720)	720	0.03
Release of India valuation allowance (d)	—	—	—	—		—	(2,025)	2,025	0.09

Adjusted results- reported	$20,533	$6,430	$14,103	$0.67	31.3%	$52,342	$15,062	$37,280	$1.72	28.8%

(a)	During the quarter ended September 30, 2008, we recorded an impairment charge of $3.5 million on an investment in an auction rate security. We reduced the carrying value to zero due to credit downgrades of the underlying issuer and the bond insurer as well as increasing publicly reported exposure to bankruptcy risk by the issuer. However, during the quarter ended September 30, 2011, we were able to sell the auction rate security and recovered over 70%, or $2.5 million, of our original investment. We did not record a tax benefit on the original impairment charge because we did not have any future capital gains to offset the loss and therefore do not have tax expense on the reversal of the charge.

(b)	Provision to return adjustments primarily include the true-up of the 2010 tax provision to the 2010 tax return filed in the third quarter of 2011.

(c)	The adjustment represents the release of U.S. federal income tax reserves that were previously expensed. The release primarily resulted from the expiration of tax audit statues for tax returns filed for 2007 and prior.

(d)	Our subsidiary in India had a tax holiday under Software Technology Park of India Plan through March 2011. Late in the first quarter of 2011, the tax authorities in India announced that the tax holiday would not be extended. This decision eliminated uncertainty as to our ability to realize a tax credit carry-forward and other deferred tax assets. Therefore, we released the corresponding valuation allowance of approximately $2.0 million.

(e)	The adjustment represents a tax benefit from disqualifying dispositions of incentive stock options that were previously expensed.
8.	Beginning in 2011, to be consistent with other companies in the software industry, we began to report adjusted results excluding all equity-based compensation. Historically, our adjusted results did not exclude restricted stock expense. See note 1 above for the other reconciling items between our GAAP and adjusted results. The impact of restricted stock expense on our GAAP and Adjusted Results is as follows (in thousands except per share amounts):

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$38	$40	$42	$42	$162	$81	$79	$84	$81	$325
Sales and marketing	134	149	131	152	566	231	235	244	244	954
Research and development	57	60	65	63	245	117	117	120	120	474
General and administrative	220	206	322	204	952	377	424	432	420	1,653

Total restricted stock expense	$449	$455	$560	$461	$1,925	$806	$855	$880	$865	$3,406
Income tax provision	159	162	199	163	683	280	297	306	301	1,184

Net income	$290	$293	$361	$298	$1,242	$526	$558	$574	$564	$2,222

Diluted earnings per share	$0.01	$0.01	$0.01	$0.01	$0.05	$0.02	$0.02	$0.02	$0.02	$0.09

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year

Cost of services	$98	$106	$108	$107	$419	$198	$240	$242	$236	$916
Sales and marketing	267	146	254	258	925	378	438	442	449	1,707
Research and development	134	42	125	125	426	206	250	262	269	987
General and administrative	420	395	438	446	1,699	625	673	821	899	3,018

Total restricted stock expense	$919	$689	$925	$936	$3,469	$1,407	$1,601	$1,767	$1,853	$6,628
Income tax provision	308	215	300	382	1,205	485	553	609	652	2,299

Net income	$611	$474	$625	$554	$2,264	$922	$1,048	$1,158	$1,201	$4,329

Diluted earnings per share	$0.03	$0.02	$0.03	$0.02	$0.10	$0.04	$0.05	$0.05	$0.05	$0.19
9.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Stock options	$1,178	$901	$853	$860	$3,792	$512	$487	$486	$1,485
Restricted stock	1,407	1,601	1,767	1,853	6,628	1,897	1,918	2,017	5,832

Total equity-based compensation	2,585	2,502	2,620	2,713	10,420	2,409	2,405	2,503	7,317
Income tax provision	892	863	904	955	3,614	807	806	838	2,451

Net income	$1,693	$1,639	$1,716	$1,758	$6,806	$1,602	$1,599	$1,665	$4,866

Diluted earnings per share	$0.08	$0.07	$0.08	$0.08	$0.30	$0.07	$0.07	0.08	$0.22

Diluted earnings per share — stock options	$0.03	$0.03	$0.03	$0.02	$0.11	$0.02	$0.01	0.02	$0.05
Diluted earnings per share — restricted stock	$0.04	$0.05	$0.05	$0.05	$0.19	$0.06	$0.06	0.06	$0.18

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
10.	Capital expenditures are as follows (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Capital expenditures	$1,177	$1,529	$1,625	$1,541	$5,872	$1,338	$658	$1,676	$3,672

11.	Stock Repurchase Activity (in thousands):

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD

Shares purchased under publicly-announced buy-back program	595	869	573	680	2,717	826	1,079	845	2,750
Shares withheld for taxes due upon vesting of restricted stock	39	3	3	4	49	65	4	4	73

Total shares purchased	634	872	576	684	2,766	891	1,083	849	2,823

Total cash paid for shares purchased under publicly-announced buy-back program	$15,000	$25,000	$15,446	$21,023	$76,469	$25,621	$38,286	$29,414	$93,321
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	938	84	94	119	1,235	1,960	129	159	2,248

Total cash paid for shares repurchased	$15,938	$25,084	$15,540	$21,142	$77,704	$27,581	$38,415	$29,573	$95,569